UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2016

BANC OF CALIFORNIA, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 19, 2016, Banc of California, Inc. (the “Company”) issued a press release announcing its 2016 third quarter financial results. The Company also announced that it has accelerated the date of its conference call to discuss these third quarter financial results to Wednesday, October 19, 2016 at 7:00 a.m. Pacific Time. Interested parties may attend the conference call by dialing 888-317-6003, and referencing event code 8186667. A live audio webcast will be available through the webcast link to be posted on the Company’s Investor Relations website at www.bancofcal.com/investor.

Copies of the press release and presentation materials are attached to this report as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On October 18, 2016, the Company issued a press release relating to an anonymous article posted on a financial blog announcing that the Boards of Directors of the Company, and its wholly-owned subsidiary, Banc of California, National Association, are aware of the allegations in the article posted on Seeking Alpha, Ltd.

By letter dated October 18, 2016, Winston & Strawn, LLP responded to the article in a letter to Seeking Alpha, Ltd. demanding removal and retraction of the article as constituting reckless and defamatory libel per se.

Copies of the press release and the letter from Winston & Strawn, LLP to Seeking Alpha, Ltd. are attached to this report as Exhibits 99.3 and 99.4 and are incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Nor shall such information be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01 Other Events.

On October 18, 2016, the Company also announced that its Board of Directors has approved a share buyback program under Rule 10b-18 authorizing the Company to buy back, from time to time during the 12 months ending on October 18, 2017, an aggregate amount representing up to 10% of the Company’s currently outstanding common shares.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Banc of California, Inc. Press Release, dated October 19, 2016.

99.2	Banc of California, Inc. Earnings Conference Call Presentation materials, dated October 19, 2016.

99.3	Banc of California, Inc. Press Release, dated October 18, 2016.

99.4	Letter (without exhibit) from Winston & Strawn, LLP to Seeking Alpha, Ltd., dated October 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

October 19, 2016	/s/ John C. Grosvenor
John C. Grosvenor
Executive Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Number	Description

99.1	Banc of California, Inc. Press Release, dated October 19, 2016.

99.2	Banc of California, Inc. Earnings Conference Call Presentation materials, dated October 19, 2016.

99.3	Banc of California, Inc. Press Release, dated October 18, 2016.

99.4	Letter (without exhibit) from Winston & Strawn, LLP to Seeking Alpha, Ltd., dated October 18, 2016.

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